================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 28, 2004
                 (Date of Earliest Event Reported: May 28, 2004)




                       EL PASO PRODUCTION HOLDING COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                    333-106586               76-0637534
(State or other jurisdiction of       (File Number)           (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

================================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 28, 2004, El Paso Corporation, our parent company, issued a press release providing a progress report on its long-range plan, financial and operational information for the fourth quarter of 2003 and the first quarter of 2004, and an update on the filing of El Paso Corporation, El Paso CGP Company, and our 2003 Form 10-K and the first quarter 2004 Form 10-Q. The press release also provided an update regarding the status of waivers required under our indentures and financing arrangements. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

         On May 28, 2004, El Paso Corporation also provided a progress report on its long-range plan, financial and operational information for the fourth quarter of 2003 and the first quarter of 2004, and an update on the filing of their 2003 Form 10-K and the first quarter 2004 Form 10-Q on a slide presentation to Investors. A copy of the Investor Update Slide Presentation is attached as Exhibit 99.B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

               EXHIBIT
               NUMBER     DESCRIPTION
               -------    -----------

                99.A      Press Release dated May 28, 2004.
                99.B      Investor Update Slide Presentation dated May 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 28, 2004, El Paso Corporation, our parent company, provided a progress report on its long-range plan, financial and operational information for the fourth quarter of 2003 and the first quarter of 2004, and an update on the filing of El Paso Corporation, El Paso CGP Company, and our 2003 Form 10-K and the first quarter 2004 Form 10-Q. A copy of El Paso's press release is attached as Exhibit 99.A, and a copy of El Paso's Investor Update Slide Presentation is attached as Exhibit 99.B.

         (a) Exhibits.

               EXHIBIT
               NUMBER     DESCRIPTION
               -------    -----------

                99.A      Press Release dated May 28, 2004.
                99.B      Investor Update Slide Presentation dated May 28, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      EL PASO PRODUCTION HOLDING COMPANY



                                      By:      /s/ DAVID L. SIDDALL
                                         ---------------------------------------
                                                   David L. Siddall
                                                 Corporate Secretary

Dated: May 28, 2004

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.A           Press Release dated May 28, 2004

 99.B           Investor Update Slide Presentation dated May 28, 2004.